UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 13, 2021

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street, Portland, Oregon 97204

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 13, 2021, Northwest Natural Holding Company (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as agents (collectively, the “Agents”), establishing an at the market equity distribution program, pursuant to which the Company, through the Agents, may offer and sell from time to time shares of the Company’s common stock, no par value (the “Common Stock”) having an aggregate gross sales price of up to $200,000,000. The Company has no obligation to offer or sell any Common Stock under the Distribution Agreement and may at any time suspend offers under the Distribution Agreement.

Sales of shares of Common Stock under the at the market equity distribution program, if any, may be made (i) by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for the Common Stock or to or through a market maker or (ii) any other method permitted by law, including but not limited to privately negotiated transactions (if, and only if, the Company, the applicable Agents and other relevant parties have so agreed in writing). Any shares of Common Stock offered under the at the market equity distribution program will be offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-258792) (the “Registration Statement”), which became effective upon filing.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing legal opinions regarding the validity of the shares of Common Stock as Exhibits 5(a) and 5(b) for the purpose of incorporating the opinions into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index below.

EXHIBIT INDEX

Exhibit	Description

1.1	Equity Distribution Agreement, dated August 13, 2021 by and among the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as agents.

5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the securities.

5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the securities.

23(a)	The consent of MardiLyn Saathoff, Esquire is included in her opinion filed as Exhibit 5(a).

23(b)	The consent of Morgan, Lewis & Bockius LLP is included in its opinion filed as Exhibit 5(b).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: August 13, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate Secretary